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                                                     Filed Pursuant to Rule 497
                                               Registration File No.: 333-06935




                       SUPPLEMENT TO THE PROSPECTUS OF
                        DEAN WITTER SPECIAL VALUE FUND
                           DATED SEPTEMBER 30, 1997

   The Fund's Trustees have approved the resumption of the offering of shares of Dean Witter Special Value Fund (the "Fund") to new investors effective December 16, 1997, as well as continuing to offer shares of the Fund to current shareholders. Accordingly, the disclosure in the Fund's Prospectus pertaining to the suspension of the offering of shares of the Fund to new investors is hereby deleted and replaced by the following:

      The Fund will reopen for purchases by new investors on December 16, 1997. Following that reopening, the Fund intends to suspend the offering of its shares to new investors whenever the Fund's Investment Manager determines that doing so is in the best interests of prudent portfolio management. During any such suspension, the Fund will continue to offer its shares to current shareholders. Automatic reinvestment of dividends and distributions, and other shareholder services for existing shareholders such as the Systematic Withdrawal Plan, EasyInvestSM and the Exchange Privilege (see "Shareholder Services" in the Prospectus), are not affected. Currently, the Fund anticipates suspending offering its shares to new investors when its net assets reach a level of approximately $150 million above the level of net assets on December 15, 1997, unless the Investment Manager determines that the continued offering of the Fund's shares is consistent at that time with prudent portfolio management, or determines at an earlier time that suspension at a lower level of net assets is consistent at that time with prudent portfolio management.

December 8, 1997